UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported):                                  January 25, 2018

            Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, New York, New York 10019

(Address of principal executive offices, including zip code)

     (212) 351-7300

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Definitive Material Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2017 (the “Prior Form 8-K”), on December 17, 2017, Hudson Global, Inc., a Delaware corporation (the “Company”), entered into the following agreements, each relating to the sale of certain of the Company’s subsidiaries:

•	Share Sale Agreement (the “APAC Agreement”), among the Company, its subsidiary Hudson Highland Group Holdings International, Inc., and Apache Group Holdings Pty Limited, in its own capacity and as trustee for the Apache Unit Trust (“Apache”).
•	Sale and Purchase Agreement (the “Belgium Agreement”), among the Company, its subsidiary Hudson Highland Group Holdings International, Inc., Value Plus NV (“Value Plus”), Ivan De Witte and De Witte Comm. V.
•	Share Purchase Agreement (the “Europe Agreement”), among the Company, its subsidiaries Hudson Global Resources AG Zug, Hudson Global Resources Jersey Limited, Hudson Europe B.V., and Morgan Philips Group S.A. (“Morgan Philips”).

The Prior Form 8-K disclosed that the sales, taken together, constitutes a sale of substantially all of the Company’s assets under the Delaware General Corporation Law, and, as such, the Company will be seeking stockholder approval of the sale of substantially all of the Company’s assets, which is a closing condition to each of the transactions. The Prior Form 8-K also disclosed that no transaction is contingent upon the closing of any other transaction; however, as a result of the amendments to the Sale Agreements described below, the closing of each transaction will be contingent upon the closing of each other transaction.

On January 25, 2018, the Company entered into amendments to each of the APAC Agreement, Belgium Agreement and Europe Agreement (collectively, the “Sale Agreements”) with Apache, Value Plus and Morgan Philips (collectively, the “Buyers”), respectively, that provide that the closing of the transactions contemplated in each Sale Agreement is conditioned upon (i) the closings of the transactions contemplated in each other Sale Agreement occurring simultaneously with such closing and (ii)  prior to the Company holding a vote of its stockholders at a special meeting of stockholders to adopt a resolution approving the sale of substantially all of the Company’s assets, each Buyer providing the Company with confirmation that each Buyer’s financing is assured, which confirmation may be in the form of either (x) equity letters or debt commitment letters or definitive financing agreements that do not contain conditions to funding other than the conditions to closing of the transactions contemplated by the applicable Sale Agreement or (y) a certificate addressed to the Company from a Buyer that it has debt and equity financing in place and it is prepared to fund the purchase price payable upon closing of the transactions contemplated by each Sale Agreement. The amendments to each of the Sale Agreements also provide that these closing conditions are not waivable by any party.

Forward Looking Statements

The statements contained in this Current Report on Form 8-K and the attachments hereto that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions' that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, the Company’s ability to complete the sales of its recruitment and talent management operations in Europe and Asia Pacific on anticipated terms and timetable; the possibility that various closing conditions for the proposed sales may not be satisfied or waived; the Company’s ability to obtain shareholder approval for the sale of substantially all of its assets as a result of the proposed sales; the Company’s ability to achieve anticipated benefits from the proposed sales and operate successfully as a Company focused on its RPO business; global economic fluctuations; the Company’s ability to successfully achieve its strategic initiatives; risks related to fluctuations in the Company's operating results from quarter to quarter; the ability of clients to terminate their relationship with the Company at any time; competition in the Company’s markets; the negative cash flows and operating losses that may recur in the future; restrictions on the Company's operating flexibility due to the terms of its credit facilities; risks associated with the Company's investment strategy; risks related to international operations, including foreign currency fluctuations; the Company's dependence on key management personnel; the Company's ability to attract and retain highly skilled professionals; the Company's ability to collect accounts receivable; the Company’s ability to maintain costs at an acceptable level; the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company’s business reorganization initiatives and limits on related insurance coverage; the Company’s ability to utilize net operating loss carry-forwards; volatility of the Company's stock price; the impact of government regulations; restrictions imposed by blocking arrangements; and risks related to potential acquisitions or dispositions of businesses by the Company. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute a solicitation of a vote or proxy. In connection with the proposed transactions, the Company intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT the Company AND THE PROPOSED TRANSACTION. The proxy statement and certain other relevant materials (when they become available) and other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request Hudson Global, Inc., 1325 Avenue of the Americas, 12th Floor, New York, New York 10019 or by calling (212) 351-7300.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of the Company and the number of shares of the Company’s common stock beneficially owned by such persons is set forth in the proxy statement for the Company’s 2017 annual meeting of stockholders which was filed with the SEC on May 1, 2017, and the Company’s Annual Report on Form 10-K for the period ended December 31, 2016. Investors may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the transaction by reading the proxy statement regarding the transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: January 25, 2018	By:	/s/ Stephen A. Nolan
Stephen A. Nolan
Chief Executive Officer